UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2020

Shepherd’s Finance, LLC

(Exact name of registrant as specified in its charter)

Commission File Number: 333-224557

Delaware	36-4608739
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

13241 Bartram Park Blvd., Suite 2401, Jacksonville, Florida 32258

(Address of principal executive offices, including zip code)

(302) 752-2688

(Registrant’s telephone number, including area code)

None.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 8.01. Other Events.

As previously disclosed, Shepherd’s Finance, LLC (the “Registrant”) faces risks related to the novel coronavirus (COVID-19), which continues to cause significant disruptions to the economy. The Registrant’s operating results depend significantly on the homebuilding industry. The Registrant previously reported that the Registrant suspended originations of new loans in order to maintain liquidity and preserve financial flexibility. The Registrant told all of its borrowers that it will fund all loans where the underlying home was already under construction, and advised them to build as quickly as possible to bring the homes on the market as soon as possible. For loans where the borrower had not yet begun construction of the underlying home, the Registrant told the borrowers that the Registrant will not fund construction and they should therefore not start construction. As described below, the Registrant is now beginning to fund additional loans in certain limited circumstances.

As of April 20, 2020, the Registrant has approximately $3.4 million in cash and $14.0 million of unfunded commitments to homebuilders. The Registrant continues to monitor market conditions overall and in the specific markets in which the Registrant lends. The Registrant has observed that most of the Registrant’s non-bank competitors are no longer making new loans and some are not funding existing loans. The Registrant has also observed that some markets have had little to no impact from a housing perspective as a result of COVID-19, while other markets have been significantly impacted. The Registrant’s borrowers in Pennsylvania and Michigan have been most impacted by COVID-19 due to the government shutting down home construction completely in those states (Pennsylvania has announced reopening construction on May 8, 2020). In some markets, opportunities for home sales for the Registrant’s borrowers are impacted to varying degrees. The Registrant is now funding new loans to borrowers in stronger markets for the purpose of developing presold homes, which loans have reduced loan-to-value ratios. The Registrant is also considering funding spec loans in those same markets on a case-by-case basis for loans with reduced loan-to-value ratios, but has not yet done so.

As of March 20, 2020, the Registrant had $6.5 million in committed amounts of loans, $4.4 million of which has not been funded yet for loans where the Registrant told the builder not to start construction. As of April 20, 2020, the Registrant informed some of those builders located in stronger markets to begin construction. As a result, the committed amount on the remaining loans that the Registrant has not released for construction to begin is $4.2 million with $3.0 million unfunded.

As discussed in the Registrant’s prospectus, the Registrant is also contemplating purchasing debt from other companies at a discount.

The Registrant plans on continuously monitoring the markets, builders, and the COVID-19 situation for the remaining loans which the Registrant has not yet released for construction. The Registrant’s management anticipates revisiting these lending parameters in the next several weeks as the COVID-19 situation continues to develop.

The Registrant’s business, financial condition, liquidity, results of operations, and prospects, including the Registrant’s ability to repay its Notes, could be adversely impacted by COVID-19. The ultimate extent of the impact of the COVID-19 outbreak on the Registrant’s business, financial condition, liquidity, results of operations, and prospects will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of the COVID-19 outbreak and the actions to contain or treat its impact, among others.

Forward Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by the Registrant’s use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans, or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to: uncertainties relating to the effects of COVID-19; the length of the COVID-19 pandemic and severity of such outbreak nationally and across the globe; the pace of recovery following the COVID-19 pandemic; general economic uncertainty in key global markets and a worsening of global economic conditions or low levels of economic growth; the rate and the pace of economic recovery following economic downturns; and those other risks described in other risk factors as outlined in our Registration Statement on Form S-1, as amended, our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. The Registrant undertakes no obligation to update these statements following the date of this Form 8-K, except as required by law. In addition, the Registrant, through its senior management, may make from time to time forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of the Registrant’s senior management based upon current information and involve a number of risks and uncertainties. Certain factors that could affect the accuracy of such forward-looking statements are identified in the public filings made by the Registrant with the Securities and Exchange Commission, and forward-looking statements contained in this Form 8-K or in other public statements of the Registrant or its senior management should be considered in light of those factors.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shepherd’s Finance, LLC

Date: April 23, 2020	By:	/s/ Daniel M. Wallach
Daniel M. Wallach
Chief Executive Officer and Manager